
                                                                                                                 Exhibit 99(i)

                                            MERRILL LYNCH & CO., INC.
                                      Preliminary Unaudited Earnings Summary


                                                                 For the Three Months Ended             Percent Inc / (Dec)
                                                        ------------------------------------------  --------------------------
                                                        December 29,  September 29,   December 31,      4Q00 vs.      4Q00 vs.
(in millions, except per share amounts)                     2000           2000           1999            3Q00          4Q99
                                                        ------------  -------------  -------------  ------------  ------------
                                                         (13 weeks)    (13 weeks)     (14 weeks)

NET REVENUES
  Commissions                                                $ 1,546        $ 1,624        $ 1,742         (4.8)%       (11.3)%
  Principal transactions                                       1,249          1,160            921          7.7          35.6
  Investment banking
      Underwriting                                               673            580            715         16.0          (5.9)
      Strategic advisory                                         435            278            410         56.5           6.1
  Asset management and portfolio service fees                  1,471          1,414          1,302          4.0          13.0
  Other                                                          118            318            304        (62.9)        (61.2)
                                                             -------        -------        -------
    Subtotal                                                   5,492          5,374          5,394          2.2           1.8

  Interest and dividend revenues                               6,171          5,479          4,025         12.6          53.3
  Less interest expense                                        5,395          4,704          3,376         14.7          59.8
                                                             -------        -------        -------
    Net interest profit                                          776            775            649          0.1          19.6

  TOTAL NET REVENUES                                           6,268          6,149          6,043          1.9           3.7
                                                             -------        -------        -------

NON-INTEREST EXPENSES
  Compensation and benefits                                    3,158          3,146          2,974          0.4           6.2
  Communications and technology                                  610            542            545         12.5          11.9
  Occupancy and related depreciation                             244            250            255         (2.4)         (4.3)
  Advertising and market development                             226            205            237         10.2          (4.6)
  Brokerage, clearing, and exchange fees                         221            206            216          7.3           2.3
  Professional fees                                              175            147            164         19.0           6.7
  Goodwill amortization                                           55             52             57          5.8          (3.5)
  Other                                                          271            290            388         (6.6)        (30.2)
                                                             -------        -------        -------

  TOTAL NON-INTEREST EXPENSES                                  4,960          4,838          4,836          2.5           2.6
                                                             -------        -------        -------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES               1,308          1,311          1,207         (0.2)          8.4

Income tax expense                                               382            378            366          1.1           4.4

Dividends on preferred securities issued by subsidiaries          49             48             48          2.1           2.1
                                                             -------        -------        -------

NET EARNINGS                                                 $   877        $   885        $   793         (0.9)         10.6
                                                             =======        =======        =======

Preferred stock dividends                                         10             10             11            -          (9.1)
                                                             -------        -------        -------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS               $   867        $   875        $   782         (0.9)         10.9
                                                             =======        =======        =======

EARNINGS PER COMMON SHARE
  Basic                                                      $  1.07        $  1.09        $  1.03         (1.8)          3.9
  Diluted                                                    $  0.93        $  0.94        $  0.91         (1.1)          2.2

AVERAGE SHARES
  Basic                                                        811.9          805.9          760.8          0.7           6.7
  Diluted                                                      930.7          929.0          858.1          0.2           8.5


                                                                                             Exhibit 99(i)
                            MERRILL LYNCH & CO., INC.
                     PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                           For the Year Ended
                                                      --------------------------
                                                      December 29,   December 31,      Percent
(in millions, except per share amounts)                   2000          1999          Inc/(Dec)
                                                      ------------   -----------      ---------
                                                        (52 weeks)     (53 weeks)

NET REVENUES
  Commissions                                              $ 6,977       $ 6,355           9.8 %
  Principal transactions                                     5,995         4,752          26.2
  Investment banking
      Underwriting                                           2,596         2,301          12.8
      Strategic advisory                                     1,453         1,313          10.7
  Asset management and portfolio service fees                5,688         4,753          19.7
  Other                                                        967           746          29.6
                                                           -------       -------
    Subtotal                                                23,676        20,220          17.1

  Interest and dividend revenues                            21,196        15,120          40.2
  Less interest expense                                     18,085        13,019          38.9
                                                           -------       -------
    Net interest profit                                      3,111         2,101          48.1

  TOTAL NET REVENUES                                        26,787        22,321          20.0
                                                           -------       -------

NON-INTEREST EXPENSES
  Compensation and benefits                                 13,730        11,337          21.1
  Communications and technology                              2,320         2,053          13.0
  Occupancy and related depreciation                         1,006           953           5.6
  Advertising and market development                           939           783          19.9
  Brokerage, clearing, and exchange fees                       893           779          14.6
  Professional fees                                            637           571          11.6
  Goodwill amortization                                        217           227          (4.4)
  Other                                                      1,328         1,412          (5.9)
                                                           -------       -------

  Total Non-Interest Expenses                               21,070        18,115          16.3
                                                           -------       -------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES             5,717         4,206          35.9

Income tax expense                                           1,738         1,319          31.8

Dividends on preferred securities issued by subsidiaries       195           194           0.5
                                                           -------       -------

NET EARNINGS                                               $ 3,784       $ 2,693          40.5
                                                           =======       =======

Preferred stock dividends                                       39            39             -
                                                           -------       -------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS             $ 3,745       $ 2,654          41.1
                                                           =======       =======

EARNINGS PER COMMON SHARE
  Basic                                                    $  4.69       $  3.52          33.2
  Diluted                                                  $  4.11       $  3.11          32.2

AVERAGE SHARES
  Basic                                                      798.3         754.7           5.8
  Diluted                                                    911.4         853.5           6.8


                                                                                                        Exhibit 99(i)

MERRILL LYNCH & CO., INC.                                                                    PRELIMINARY SEGMENT DATA
-----------------------------------------------------------------------------------------------------------------------

(dollars in millions - unaudited)
-----------------------------------------------------------------------------------------------------------------------

                                                       FOR THE THREE MONTHS ENDED               FOR THE YEAR ENDED
                                                    DEC. 29,     SEPT. 29,     DEC. 31,      DEC. 29,        DEC. 31,
                                                      2000          2000         1999          2000            1999
                                                  ---------------------------------------------------------------------

   PRELIMINARY SEGMENT DATA

   CORPORATE AND INSTITUTIONAL CLIENT

      Non-interest revenues                         $ 2,487       $ 2,394       $ 2,182       $11,054        $ 8,755
      Net interest profit                               337           352           302         1,491          1,037
   --------------------------------------------------------------------------------------------------------------------
      Total net revenues                              2,824         2,746         2,484        12,545          9,792
   --------------------------------------------------------------------------------------------------------------------
      Earnings before income taxes and
        dividends on preferred securities
        issued by subsidiaries                          749           839           681         3,881          2,698
   --------------------------------------------------------------------------------------------------------------------

   PRIVATE CLIENT GROUP

      Non-interest revenues                           2,426         2,432         2,562        10,442          9,436
      Net interest profit                               449           419           365         1,653          1,183
   --------------------------------------------------------------------------------------------------------------------
      Total net revenues                              2,875         2,851         2,927        12,095         10,619
   --------------------------------------------------------------------------------------------------------------------
      Earnings before income taxes and
        dividends on preferred securities
        issued by subsidiaries                          461           399           381         1,617          1,386
   --------------------------------------------------------------------------------------------------------------------

   MERRILL LYNCH INVESTMENT MANAGERS(1)

      Non-interest revenues                             640           589           686         2,415          2,223
      Net interest profit                                15            23            17            69             22
   --------------------------------------------------------------------------------------------------------------------
      Total net revenues                                655           612           703         2,484          2,245
   --------------------------------------------------------------------------------------------------------------------
      Earnings before income taxes and
        dividends on preferred securities
        issued by subsidiaries                          149           148           236           537            482
   --------------------------------------------------------------------------------------------------------------------

   CORPORATE

      Non-interest revenues                             (61)          (41)          (36)         (235)          (194)
      Net interest profit                               (25)          (19)          (35)         (102)          (141)
   --------------------------------------------------------------------------------------------------------------------
      Total net revenues                                (86)          (60)          (71)         (337)          (335)
   --------------------------------------------------------------------------------------------------------------------
      Earnings (loss) before income taxes and
        dividends on preferred securities
        issued by subsidiaries                          (51)          (75)          (91)         (318)          (360)
   --------------------------------------------------------------------------------------------------------------------

   TOTAL

      Non-interest revenues                           5,492         5,374         5,394        23,676         20,220
      Net interest profit                               776           775           649         3,111          2,101
   --------------------------------------------------------------------------------------------------------------------
      Total net revenues                              6,268         6,149         6,043        26,787         22,321
   --------------------------------------------------------------------------------------------------------------------
      Earnings before income taxes and
        dividends on preferred securities
        issued by subsidiaries                      $ 1,308       $ 1,311       $ 1,207       $ 5,717        $ 4,206
-----------------------------------------------------------------------------------------------------------------------
(1) Fourth  quarter  and  full-year  1999  results  include  a gain related to the sale of an interest in the Royal Bank of Scotland Trust Bank.



                                                                                                                  Exhibit 99(i)

MERRILL LYNCH & CO., INC.
-----------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED QUARTERLY EARNINGS  [UNAUDITED]                                                                        (in  millions)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          4Q99         1Q00         2Q00         3Q00         4Q00
                                                                       ------------------------------------------------------------

    NET REVENUES
       Commissions                                                      $1,742       $2,160       $1,647       $1,624       $1,546
       Principal transactions                                              921        2,038        1,548        1,160        1,249
       Investment banking
           Underwriting                                                    715          623          720          580          673
           Strategic advisory                                              410          373          367          278          435
       Asset management and portfolio service fees                       1,302        1,390        1,413        1,414        1,471
       Other                                                               304          249          282          318          118
     ------------------------------------------------------------------------------------------------------------------------------
          Subtotal                                                       5,394        6,833        5,977        5,374        5,492

       Interest and dividend revenues                                    4,025        4,473        5,073        5,479        6,171
       Less interest expense                                             3,376        3,782        4,204        4,704        5,395
     ------------------------------------------------------------------------------------------------------------------------------
          Net interest profit                                              649          691          869          775          776
     ------------------------------------------------------------------------------------------------------------------------------
       TOTAL NET REVENUES                                                6,043        7,524        6,846        6,149        6,268

     NON-INTEREST EXPENSES
       Compensation and benefits                                         2,974        3,918        3,508        3,146        3,158
       Communications and technology                                       545          584          584          542          610
       Occupancy and related depreciation                                  255          253          259          250          244
       Advertising and market development                                  237          245          263          205          226
       Brokerage, clearing, and exchange fees                              216          233          233          206          221
       Professional fees                                                   164          147          168          147          175
       Goodwill amortization                                                57           56           54           52           55
       Other                                                               388          403          364          290          271
     ------------------------------------------------------------------------------------------------------------------------------
       TOTAL NON-INTEREST EXPENSES                                       4,836        5,839        5,433        4,838        4,960

     EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
       ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                    1,207        1,685        1,413        1,311        1,308

     Income tax expense                                                    366          535          443          378          382

     Dividends on preferred securities issued by subsidiaries               48           49           49           48           49
     ------------------------------------------------------------------------------------------------------------------------------
     NET EARNINGS                                                       $  793       $1,101       $  921       $  885       $  877

     Preferred stock dividends                                              11           10            9           10           10
     ------------------------------------------------------------------------------------------------------------------------------
     NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS                     $  782       $1,091       $  912       $  875       $  867

-----------------------------------------------------------------------------------------------------------------------------------

PER COMMON SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          4Q99         1Q00         2Q00         3Q00         4Q00
                                                                       ------------------------------------------------------------
       Basic earnings                                                   $ 1.03       $ 1.40       $ 1.15       $ 1.09       $ 1.07
       Diluted earnings                                                   0.91         1.24         1.01         0.94         0.93
       Dividends paid                                                     0.14         0.14         0.15         0.16         0.16
       Book value                                                        16.49        18.13        19.47        20.70   21.95 est.
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                        Exhibit 99(i)

MERRILL LYNCH & CO., INC.
---------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF QUARTERLY NET REVENUES  [UNAUDITED]
---------------------------------------------------------------------------------------------------------------------
                                                                4Q99        1Q00        2Q00        3Q00        4Q00
                                                              -------------------------------------------------------


     NET REVENUES
       Commissions                                             28.8%       28.7%       24.1%       26.4%       24.7%
       Principal transactions                                  15.2%       27.1%       22.6%       18.9%       19.9%
       Investment banking
           Underwriting                                        11.8%        8.3%       10.5%        9.4%       10.7%
           Strategic advisory                                   6.8%        5.0%        5.4%        4.5%        6.9%
       Asset management and portfolio service fees             21.5%       18.5%       20.6%       23.0%       23.5%
       Other                                                    5.2%        3.2%        4.1%        5.2%        1.9%
     ----------------------------------------------------------------------------------------------------------------
          Subtotal                                             89.3%       90.8%       87.3%       87.4%       87.6%

       Interest and dividend revenues                          66.6%       59.4%       74.1%       89.1%       98.5%
       Less interest expense                                   55.9%       50.2%       61.4%       76.5%       86.1%
     ----------------------------------------------------------------------------------------------------------------
          Net interest profit                                  10.7%        9.2%       12.7%       12.6%       12.4%
     ----------------------------------------------------------------------------------------------------------------
       TOTAL NET REVENUES                                     100.0%      100.0%      100.0%      100.0%      100.0%

     NON-INTEREST EXPENSES
       Compensation and benefits                               49.2%       52.1%       51.2%       51.2%       50.4%
       Communications and technology                            9.0%        7.8%        8.5%        8.8%        9.7%
       Occupancy and related depreciation                       4.2%        3.4%        3.8%        4.1%        3.9%
       Advertising and market development                       3.9%        3.3%        3.8%        3.3%        3.6%
       Brokerage, clearing, and exchange fees                   3.6%        3.1%        3.4%        3.4%        3.5%
       Professional fees                                        2.7%        2.0%        2.5%        2.4%        2.8%
       Goodwill amortization                                    0.9%        0.7%        0.8%        0.8%        0.9%
       Other                                                    6.5%        5.2%        5.4%        4.7%        4.3%
     ----------------------------------------------------------------------------------------------------------------
       TOTAL NON-INTEREST EXPENSES                             80.0%       77.6%       79.4%       78.7%       79.1%

     EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
       ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES          20.0%       22.4%       20.6%       21.3%       20.9%

     Income tax expense                                         6.1%        7.1%        6.4%        6.1%        6.1%

     Dividends on preferred securities issued by subsidiaries   0.8%        0.7%        0.7%        0.8%        0.8%
     ----------------------------------------------------------------------------------------------------------------
     NET EARNINGS                                              13.1%       14.6%       13.5%       14.4%       14.0%

     Preferred stock dividends                                  0.2%        0.1%        0.2%        0.2%        0.2%
     ----------------------------------------------------------------------------------------------------------------
     NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS            12.9%       14.5%       13.3%       14.2%       13.8%

---------------------------------------------------------------------------------------------------------------------

OTHER FINANCIAL DATA
---------------------------------------------------------------------------------------------------------------------
                                                                4Q99        1Q00        2Q00        3Q00        4Q00
                                                              -------------------------------------------------------

       Non-interest expenses excluding compensation
         and benefits to net revenues                          30.8%       25.5%       28.2%       27.5%       28.7%

       Compensation and benefits to pre-tax earnings
         before compensation and benefits                      71.1%       69.9%       71.3%       70.6%       70.7%

       Effective tax rate                                      30.3%       31.8%       31.4%       28.8%       29.2%
       --------------------------------------------------------------------------------------------------------------
       Common shares outstanding (in millions):

          Weighted-average - basic                             760.8       780.2       795.1       805.9       811.9
          Weighted-average - diluted                           858.1       881.7       904.2       929.0       930.7
          Period-end                                           762.6       789.1       800.9       809.1       814.6
---------------------------------------------------------------------------------------------------------------------




                                                                                                  Exhibit 99(i)


     MERRILL LYNCH & CO., INC.                                                               SUPPLEMENTAL DATA
     ---------------------------------------------------------------------------------------------------------

     (dollars in billions - unaudited)
     ---------------------------------------------------------------------------------------------------------
                                                            4Q99       1Q00        2Q00       3Q00       4Q00
                                                          ----------------------------------------------------

        CLIENT ASSETS                                     $1,696     $1,792      $1,772     $1,768     $1,681

        ASSETS UNDER MANAGEMENT(1)                          $594       $602        $585       $571       $557

             Retail                                          300        307         283        274        251
             Institutional                                   255        253         257        252        261
             Private Accounts                                 39         42          45         45         45

             U.S.                                            358        364         356        351        333
             Non-U.S.                                        236        238         229        220        224

             Equity                                          340        341         343        337        321
             Fixed Income                                    103        103         104        101        108
             Money Market                                    151        158         138        133        128

        U.S. BANK DEPOSITS                                    $6         $7         $19        $38        $55

        ASSETS IN ASSET-PRICED ACCOUNTS(1)                  $168       $203        $208       $220       $209
        ------------------------------------------------------------------------------------------------------
        NET NEW MONEY

        PRIVATE CLIENT ASSETS(1)
             U.S.                                            $36        $48         $11        $28        $32
             Non-U.S.                                         12         11           7          7          6
                                                          ----------------------------------------------------
                TOTAL                                         48         59          18         35         38

        ASSETS UNDER MANAGEMENT(2)                            $9         $4         $16         $1        $12
        ------------------------------------------------------------------------------------------------------

        DEBT AND EQUITY UNDERWRITING(1)(3)

             Global Volume                                   $86       $104         $91       $111        $74
             Global Market Share                           14.0%      11.2%       12.1%      14.7%      12.4%


             U.S. Volume                                     $67        $83         $73        $76        $58
             U.S. Market Share                             16.7%      13.9%       15.2%      15.6%      14.7%

        COMPLETED MERGERS AND ACQUISITIONS(1)(3)

             Global Value                                   $165       $183        $580       $194       $203
             Global Market Share                           19.6%      29.0%       44.2%      26.3%      22.6%
        ------------------------------------------------------------------------------------------------------
        FULL-TIME EMPLOYEES                               67,900     69,400      71,500     72,700     72,000

        FINANCIAL CONSULTANTS AND
          OTHER INVESTMENT PROFESSIONALS                  19,500     19,900      20,600     21,000     21,200
     ---------------------------------------------------------------------------------------------------------
     (1) Certain prior period amounts have been restated to conform to the current period presentation.
     (2) Adjusted to exclude the impact of transferring funds to bank deposits.
     (3) Full credit to book manager.  Market shares derived from Thomson
         Financial Securities Data statistics.


        For more information, please contact:

        Investor Relations                            Phone:  212-449-7119
        Merrill Lynch & Co., Inc.                     Fax:    212-449-7461
        4 World Financial Center                      investor_relations@ml.com
        New York, NY  10080

